COPERNICUS

VEGF Trap-Eye for Central Retinal Vein Occlusion

A Randomized, Double Masked, Controlled Phase 3 Study of the Efficacy, Safety, and Tolerability of Repeated Intravitreal Administration of VEGF Trap-Eye in Subjects with Macular Edema Secondary to Central Retinal Vein Occlusion (CRVO)

Introduction

- CRVO is an obstruction of the retinal venous system due to thrombus formation
- Prevalence currently of all RVO 0.7–1.6% and increases with age
  - BRVO 3 to 4 times greater incidence versus CRVO

Nonischemic
Up to 50% have visual acuity decrease to ≤ 20/200
< 10% recover normal visual acuity[1,2]
34% progress to ischemic by 3 years; 15% convert in first 4 months[2]
Ischemic
Up to > 90% have final visual acuity 20/200 or worse[1]
37% progress to rubeosis by 4 months[2]

1. Morley et al. Chapter 6.17. In: *Ophthalmology*. 2009.
2. Denniston et al. *Oxford Handbook of Ophthalmology*. 2006.

COPERNICUS

CRVO Phase 3 Study Design

Randomized, multicenter, double-masked trial in all treatment naïve patients with macular edema secondary to CRVO with CRT ≥ 250 µm and ETDRS BCVA of 20/40 to 20/320
N=189

↓

Subjects randomized 3:2

2mg q4 wks n=115

Sham n=74

↓

Primary endpoint: Proportion of 3-line gainers

Treatment to Week 24* (primary endpoint) n=170

Secondary endpoint: Change in central retinal thickness (OCT)

↓

Continued treatment to 1 year**

*Beginning at Wk 24, patients will be dosed on a PRN (as needed) basis
PRP available for all subjects

COPERNICUS
Key Exclusion Criteria

- Treatment naïve patients
- Previous use of intraocular or periocular corticosteroids in the study eye
- Previous treatment with anti-angiogenic drugs in the study eye (Pegaptanib sodium, anecortave acetate, bevacizumab, ranibizumab, etc.)
- Prior panretinal laser photocoagulation or macular laser photocoagulation in the study eye
- CRVO disease duration > 9 months

COPERNICUS
Patient Disposition

	Sham	VTE 2q4
Randomized	74	115
Received Study Medication	74 (100%)	114 (99.1%)*
Completed Week 24	60 (81.1%)	110 (95.7%)
Discontinuation Before Wk 24	14 (18.9%)	5 (4.3%)
Withdrawal Of Consent[%]	1 (1.4%)	3 (2.6%)
Protocol Deviation[&]	1 (1.4%)	0
Adverse Event[#]	3 (4.1%)	0
Death[^]	2 (2.7%)	0
Lost To Follow-Up	2 (2.7%)	1 (0.9%)
Treatment Failure	4 (5.4%)	0
Other[†]	1 (1.4%)	1 (0.9%)

*One patient was randomize but not treated after a retinal tear was identified at Visit 2.
% Sham: VA Reduced 2q4: Lung cancer, unknown x2
& Sham: Bilateral CRVO
# Sham: Neovascular glaucoma, retinal tear, vitreous hemorrhage/NVG
^ Sham: MI and arrhythmia
† Sham: Lack of efficacy 2q4: patient never treated

COPERNICUS

Baseline Demographics

	Sham	VTE 2q4
n (full analysis set)	73	114
Age years (SD)	67.5 (14.29)	65.5 (13.57)
Gender		
Women (%)	35 (48%)	45 (39%)
Men (%)	38 (52%)	69 (61%)
Race (%)		
White	59 (80.8%)	88 (77.2%)
Black	5 (6.8%)	5 (4.4%)
Asian	2 (2.7%)	7 (6.1%)
American Indian/Alaska Native	0	2 (1.8%)
Native Hawaiian/Pacific Islander	1 (1.4%)	0
Not Reported/Multi racial	6 (8.2%)	12 (10.5%)

COPERNICUS
Baseline Disease Characteristics

	Sham	VTE 2q4
n (full analysis set)	73	114
ETDRS BCVA letter score (SD) Snellen Equivalent	48.9 (14.4) 20/126	50.7 (13.9) 20/100
BCVA > 20/200 (%)	55 (75.3)	86 (75.4)
BCVA ≤ 20/200 (%)	18 (24.7)	28 (24.6)
Central Retinal Thickness µm (SD)	672.4 (245.3)	661.7 (237.4)
Baseline perfusion status n (%)		
Perfused*	50 (68.5%)	80 (70.2%)
Non-perfused	12 (16.4%)	14 (12.3%)
Indeterminate	10 (13.7%)	18 (15.8%)
Missing	1 (1.4%)	2 (1.8%)

*Less than 10 DA of non perfusion

EFFICACY

COPERNICUS

% Patients Who Gain ≥ 15 letters at Week 24



100%
80%
60%
40%
20%
0%
% Patients
56.1%*
12.3%
≥ 15 letter gain^
Sham
2q4

*P <0.0001 vs. Sham

^Compared to baseline; LOCF; full analysis set; sham n=73; 2q4 n=114;

COPERNICUS

% Patients Who Gained ≥ 15 letters



70%
60%
50%
40%
30%
20%
10%
0%
% Patients
0
4
8
12
16
20
24
Week
Sham
2q4
56.1%* 2q4
12.3% sham
43.8% difference
*P < 0.0001 vs. Sham

*P < 0.0001 vs. sham

LOCF; full analysis set; sham n=73; 2q4 n=114;

COPERNICUS
Mean Change in Visual Acuity


+17.3* 2q4
18
13
8
3
-2
-7
ETDRS letters
0
4
8
12
16
20
24
Week
21.3 letter difference
*P < 0.001 vs. Sham
-4.0 Sham
Sham
2q4

LOCF; full analysis set; sham n=73; 2q4 n=114;

COPERNICUS

Proportion of Patients Who Gained Vision at Week 24*



100%
80%
60%
40%
20%
0%
% Patients
Sham
2q4
51%
91%
22%
75%
12%
56%
0%
14%
≥ 0 letter gain*
≥ 10 letter gain*
≥ 15 letter gain*
≥ 30 letter gain*

*Compared to baseline; Full analysis set; sham n=73; 2q4 n=114;

COPERNICUS

Mean Change in Visual Acuity at Week 24



Sham
Change from Baseline
60
45
30
15
0
-15
-30
-45
-60
-75
n=73



2q4
Change from Baseline
60
45
30
15
0
-15
-30
-45
-60
-75
n=114

COPERNICUS
Mean Change in Central Retinal Thickness



Week
0
4
8
12
16
20
24
0
-100
-200
-300
-400
-500
µm
-144.8 Sham
312.2 µm difference
-457.8* 2q4
Sham
2q4

*P < 0.001 vs. Sham

LOCF; full analysis set; sham n=73; 2q4 n=114;

COPERNICUS

% with Anterior Segment Neovascularization by Week 24


20%
10%
0%
% Patients
6.8%
0%
*
% with anterior segment neovascularization by Week 24
Sham
2q4

*Compared to baseline; full analysis set; sham n=73; 2q4 n=114;

COPERNICUS
Quality of Life at 24 Weeks*



Change in NEI-VFQ Score
8
6
4
2
0
0.8
7.2*
N=59
Total Score^
N=104
Sham
2q4

*P = 0.001 vs. Sham

^Compared to baseline; full analysis set; sham n=59; 2q4 n=104;

COPERNICUS

Quality of Life Subscales at 24 Weeks+



Total *
Near ^
Distance #
Dependence ±
Change in NEI-VFQ Score
10
8
6
4
2
0
-2
0.8
7.2
1.84
8.25
-0.64
6.09
1.13
7.13
Sham
2q4
*P = 0.001
^P = 0.071
#P = 0.032
±P = 0.083
vs. Sham

+ Compared to baseline; full analysis set; sham n=59; 2q4 n=104;

SAFETY

COPERNICUS

% Patients with Study Eye Ocular SAEs at Week 24

	Sham	VTE 2q4
n (safety analysis set)	74	114
# subjects with at least 1 AE	10 (13.5%)	4 (3.5%)
Vitreous Hemorrhage	4 (5.4%)	0
Neovascular Glaucoma	2 (2.7%)	0
Iris Neovascularization	2 (2.7%)	0
Retinal hemorrhage	2 (2.7%)	0
Visual acuity reduced	1 (1.4%)	1 (0.9%)
Retinal Artery Occlusion	0	1 (0.9%)
Retinal Tear	1 (1.4%)	0
Retinal Vein Occlusion	1 (1.4%)	0
Endophthalmitis	0	1 (0.9%)
Corneal Abrasion	0	1 (0.9%)

COPERNICUS

Deaths through Week 24

Arm	Age/Sex	Day from 1st Injection to Death	Day from Last Injection to Death	Preferred Term with Fatal Outcome
Sham	74 Male	202	54	Arrhythmia
Sham	64 Female	32	3	Acute myocardial infarction

COPERNICUS

% Patients with APTC Events through Week 24

	Sham	VTE 2q4
N (safety analysis set)	74	114
Total	2 (2.7%)	0
Vascular Deaths	2 (2.7%)	0
MI	1	0
Stroke	0	0
Arrhythmia	1	0
Non Fatal MI	0	0
Non Fatal Stroke (ischemic)	0	0

COPERNICUS
Conclusions

Safety:

- VEGF Trap Eye was tolerated without evidence of negative ocular or systemic effects

Efficacy:

- Statistically significant difference in proportion of patients who have gained ≥ 3 lines (56.1% vs 12.3%)
- Statistically significant difference in mean BCVA by 21 letters (+17.3 letters vs -4.0)
- Statistically significant difference in retinal thickness (312.2 μm difference)
- Statistically significant difference in total NEI-VFQ score (+7.2 vs +0.8)
- Reduction in formation of iris neovascularization (NVI) (6.8% vs 0%)

COPERNICUS

One Year Analysis

- After the primary endpoint at Week 24, all patients were eligible to receive VEGF Trap-Eye on a PRN basis

Sham ➔ VTE PRN

VTE 2q4 ➔ VTE PRN

- Therefore, all but 3 patients in the sham arm who continued into the 2nd 6 months of the study received at least one dose of VEGF Trap-Eye



COPERNICUS
Study Schedule
Week
0
4
8
12
16
20
24
28
32
36
40
44
48
2q4
→PRN
Sham
→PRN
Box = Injection
Solid = VTE active
Outline = sham
Hatched = VTE PRN
Primary
Endpoint

COPERNICUS

% Patients Who Gain ≥ 15 letters


*P <0.01
vs. Sham
100%
80%
60%
40%
20%
0%
% Patients
12.3%
30.1%
56.1%*
55.3%*
Sham
Week 24
Sham →
VTE PRN
Week 52
VTE 2q4
Week 24
VTE 2q4 →
VTE PRN
Week 52

Compared to baseline; LOCF; full analysis set; sham n=73; 2q4 n=114;

COPERNICUS
Mean Change in Visual Acuity



ETDRS letters
18
13
8
3
-2
-7
0
4
8
12
16
20
24
28
32
36
40
44
48
52
Week
+17.3*
-4.0
+16.2*
2q4→PRN
3.8
Sham→PRN
Sham
2q4

*P < 0.001 vs. Sham

LOCF; full analysis set; sham n=73; 2q4 n=114;

COPERNICUS
Retreatment Criteria

- > 50μm increase in CRT on OCT compared to lowest previous measurement
- New or persistent cystic retinal changes or sub-retinal fluid on OCT or persistent diffuse edema ≥ 250 μm in the central subfield on OCT
- Loss of ≥5 letters from the best previous measurement in conjunction with any increase in CRT on OCT
- An increase of ≥ 5 letters in visual acuity between the current and most recent visit

COPERNICUS
Treatment Summary

Total PRN Injections (Week 24 to Week 52)

	Mean (SD)	Min:Max*	Median	Median time to first PRN injection
2q4 → VTE PRN (n = 110)	2.7 (1.7)	0:7	3.0	68
Sham → VTE PRN+ (n = 60)	3.9 (2.0)	0:7	4.0	29

*Maximum of 7 injections possible
+3 Patients in the sham arm did not get treated with VTE during the 2nd 6 months

COPERNICUS

% Patients with Study Eye Ocular SAEs

	Sham BL - Wk 24	Sham ➔ VTE PRN Wk 24 - 52	VTE 2q4 BL - Wk 24	VTE 2q4 ➔ VTE PRN Wk 24 - 52
n (safety analysis set)	74	60	114	110
# subjects w/ ≥ 1 AE	10 (13.5%)	2 (3.3%)	4 (3.5%)	3 (2.7%)
Cataract	0	1 (1.7%)	0	1 (0.9%)
Retinal Hemorrhage	2 (2.7%)	0	0	0
Visual Acuity Reduced	1 (1.4%)	0	1 (0.9%)	0
Vitreous haemorrhage	4 (5.4%)	1 (1.7%)	0	1 (0.9%)
Cystoid macular edema	0	0		1 (0.9%)
Glaucoma	2 (2.7%)	1 (1.7%)	0	0
Iris Neovascularization	2 (2.7%)	0	0	0
Retinal tear	1 (1.4%)	1 (1.7%)	0	0
Retinal vein occlusion	1 (1.4%)	0	0	1 (0.9%)
Retinal Artery occlusion	0	0	1 (0.9%)	0
Endophthalmitis	0	0	1 (0.9%)	0
Corneal Abrasion	0	0	1 (0.9%)	0

COPERNICUS

% Patients with APTC Events

	Sham BL - Wk 24	Sham → VTE PRN Wk 24 - 52	VTE 2q4 BL - Wk 24	VTE 2q4 → VTE PRN Wk 24 - 52
N (safety analysis set)	74	60	114	110
Total	2 (2.7%)	0	0	1 (0.5%)
Vascular Deaths	2 (2.7%)	0	0	0
MI	1	0	0	0
Stroke	0	0	0	0
Arrhythmia	1	0	0	0
Non Fatal MI	0	0	0	1
Non Fatal Stroke (ischemic)	0	0	0	0

COPERNICUS
One-Year Conclusions

- Efficacy maintained to Week 52 with less frequent dosing
  - 55% of 3 line gainers for VTE/PRN vs. 30% for Sham/PRN
  - Mean change of BCVA at week 52 within 1 letter of week 24 outcome in the original 2q4 group
- Safety
  - VTE was generally well tolerated
  - Most common ocular adverse events were typical of those associated with intravitreal injections
  - Events associated with disease progression more frequent in the sham group